UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2011

______________

AURUM, INC.
(Exact name of registrant as specified in its charter)

______________

Delaware	333-156056	26-3439890
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia  3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

Background

As reported in Aurum Inc’s Form 8K dated 22 February 2011, Aurum Inc’s wholly owned subsidiary Aurum Resources Pty Ltd (“Aurum RPL”) on 10 February 2011 entered into a Deed of Agreement (“the Original Deed”) with all the shareholders (“the LIMO Shareholders”) of Lao Inter Mining Options Limited (“LIMO”) whereby the LIMO Shareholders agreed to take steps to cause LIMO to grant Aurum RPL an option to purchase LIMO’s 20% interest in Argonaut Resources (Laos) Co. Ltd (“ARL”) on the terms and in the form of the Deed of Call Option (“the Option Deed”) annexed to the Original Deed.

Since that time, the LIMO Shareholders have agreed between them for the transfer of shares such as to reduce the number of shareholders from three to two.  In consequence, on 5 March 2011 the LIMO Shareholders executed a Deed of Variation and Release (“the Variation Deed”) removing Mr Toulaxay Vorachit (“Mr Vorachit”) as a party to the Original Deed.

Further, one of the LIMO Shareholders Ms Liliphone Laty (“Ms Laty”) is required to take steps to obtain Letters of Administration in respect of the Deceased Estate of her late husband Mr Gary Gale in order to transfer the legal interest in the shares owned by the late Mr Gale to herself.  As this will take some time, Aurum RPL required agreement from the LIMO Shareholders to extend the time for the payment of the various Option Fees and the final date to exercise the option to take account of the need for the legal transfer of the shares of the late Mr Gale to be affected.

Therefore, the Variation Deed also substitutes the Option Deed with an amended Deed of Call Option (“the Amended Option Deed”).  The Amended Option Deed:

1.	Removes Mr Vorachit as a party;
2.	Reduces the first Option fee from USD$135,000.00 to USD$67,500.00;
3.	Increases the second Option fee from USD$135,000.00 to $202,500.00;
4.	Extends the time for payment of the second Option fee to a date determined as, in effect, 60 days from the date that Ms Laty obtains a legal transfer of the shares of the late Mr Gale;
5.
Extends Aurum RPL’s right to elect to take a transfer of all the issued shares in LIMO from (as it was) 10 clear business days prior to the Completion date to (as it is now) 20 clear business days after the Completion date.

On 5 March 2011 the LIMO Shareholders executed the Amended Option Deed.

On 5 April 2011 Aurum delivered the executed copies of the Variation Deed and the Amended Option Deed to LIMO and the LIMO Shareholders thereby completing the agreement.

Item 9.01	Financial Statements and Exhibits

99.1:	Deed of Variation and Release dated 5 March 2011 between Aurum Resources Pty Ltd, Liliphone Laty, Toulaxay Vorachit and Ted Dorotheos Tzovaras.

99.2:	Deed of Call Option dated 5 March 2011 between Aurum Resources Pty Ltd, Liliphone Laty, Ted Dorotheos Tzovaras and Lao Inter Mining Options Limited.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURUM, INC.

By: /s/ Peter Lee
Name: Peter Lee
Title: Secretary

Date:  April 6, 2011